                                                                   EXHIBIT 99(A)

                          DISCOVER CARD MASTER TRUST I
                                  Series 1993-3
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of November 23, 1993, for Series 1993-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

     1.   Class A Certificates

          (a)  The amount of distribution to Class
               A Certificateholders on the related
               Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $21,699,999.96     $21,699,999.96           $0.00

          (b)  The amount of the distribution set
               forth in paragraph (a) above, per
               $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------

                                 $61.99999989       $61.99999989     $0.00000000

     2.   Class B Certificates

          (a)  The amount of distribution to Class
               B Certificateholders on the related
               Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $1,063,798.56      $1,063,798.56           $0.00

          (b)  The amount of the distribution set
               forth in paragraph (a) above, per
               $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $64.50000364       $64.50000364     $0.00000000

Series 1993-3

B.   Information Regarding the Performance of the Trust

     1.   Collections of Receivables

          (a)  The aggregate amount of Finance
               Charge Collections processed during
               the related Due Periods.                        $6,335,800,238.79

          (b)  The aggregate amount of Principal
               Collections processed during the
               related Due Periods.                           $63,312,090,307.37

          (c)  The aggregate amount of Finance
               Charge Collections processed during
               the related Due Periods which was
               allocated in respect of the Class A
               Certificates.                                      $63,792,565.04

          (d)  The aggregate amount of Principal
               Collections processed during the
               related Due Periods which was
               allocated in respect of the Class A
               Certificates.                                     $636,239,492.18

          (e)  The aggregate amount of Finance
               Charge Collections processed during
               the related Due Periods which was
               allocated in respect of the Class B
               Certificates.                                       $3,005,679.46

          (f)  The aggregate amount of Principal
               Collections processed during the
               related Due Periods which was
               allocated in respect of the Class B
               Certificates.                                      $29,977,335.57

          (g)  The aggregate amount of Finance
               Charge Collections processed during
               the related Due Periods which was
               allocated in respect of the Seller
               Certificate.                                    $1,119,349,213.09

          (h)  The aggregate amount of Principal
               Collections processed during the
               related Due Periods which was
               allocated in respect of the Seller
               Certificate.                                   $11,221,690,492.25

     2.   Investor Losses: Reimbursement of Charge-Offs

          (a)  The aggregate amount of Class A and
               Class B Investor Losses, as defined
               in the Agreement, during the
               related Due Periods.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

          (b)  The amount of Class A and Class B
               Investor Losses set forth in
               paragraph (a) above, per $1,000
               interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

          (c)  The total amount reimbursed to the
               Trust in the current year pursuant
               to the Agreement, if any, in
               respect of Class A and Class B
               Investor Losses.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

          (d)  The amount set forth in paragraph
               (c) above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

          (e)  The aggregate amount of
               unreimbursed Class A and Class B
               Investor Losses in the Trust as of
               the end of the year ended November
               30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

          (f)  The amount set forth in paragraph
               (e) above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

     3.   Investor Servicing Fee

          (a)  The amount of Class A and Class B
               Monthly Servicing Fee payable by
               Trust to the Servicer for the year
               ended November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                           $6,999,999.96             $329,859.96

     4.   Available Credit Enhancement Amount

          (a)  The Amount available to be drawn
               from both the shared and Class B
               portion of the Credit Enhancement
               in accordance with the Pooling and
               Servicing Agreement and its
               respective Series Supplement as of
               the Distribution Date prior to
               November 30, 2001.

                                        Shared Amount        Class B Amount
                                        -------------        --------------
                                           $9,162,325.00           $5,497,395.00

          (b)  The amount set forth in paragraph
               (a) above as a percentage of the
               Series Investor Interest amount and
               the Class B Investor Interest.

                                        Shared Amount        Class B Amount
                                        -------------        --------------
                                                   2.50%                  33.33%

     5.   The Pool Factor

          The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

          (a)  Class A and Class B Certificates.

                                        Class A                 Class B
                                        -------                 -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1994-2
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of October 14, 1994, for Series 1994-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

     1.   Class A Certificates

          (a)  The amount of distribution to Class
               A Certificateholders on the related
               Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                              $534,744,114.91     $38,910,781.53 $495,833,333.38

          (b)  The amount of the distribution set
               forth in paragraph (a) above, per
               $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $629.11072342       $45.77739004   $583.33333339

     2.   Class B Certificates

          (a)  The amount of distribution to Class
               B Certificateholders on the related
               Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $3,601,328.52      $3,601,328.52           $0.00

          (b)  The amount of the distribution set
               forth in paragraph (a) above, per
               $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $80.50000045       $80.50000045     $0.00000000

Series 1994-2

B.   Information Regarding the Performance of the Trust

     1.   Collections of Receivables

          (a)  The aggregate amount of Finance
               Charge Collections processed during
               the related Due Periods.                        $6,335,800,238.79

          (b)  The aggregate amount of Principal
               Collections processed during the
               related Due Periods.                           $63,312,090,307.37

          (c)  The aggregate amount of Finance
               Charge Collections processed during
               the related Due Periods which was
               allocated in respect of the Class A
               Certificates.                                     $132,299,678.51

          (d)  The aggregate amount of Principal
               Collections processed during the
               related Due Periods which was
               allocated in respect of the Class A
               Certificates.                                   $1,315,445,204.71

          (e)  The aggregate amount of Finance
               Charge Collections processed during
               the related Due Periods which was
               allocated in respect of the Class B
               Certificates.                                       $8,154,007.66

          (f)  The aggregate amount of Principal
               Collections processed during the
               related Due Periods which was
               allocated in respect of the Class B
               Certificates.                                      $81,324,355.54

          (g)  The aggregate amount of Finance
               Charge Collections processed during
               the related Due Periods which was
               allocated in respect of the Seller
               Certificate.                                    $1,119,349,213.09

          (h)  The aggregate amount of Principal
               Collections processed during the
               related Due Periods which was
               allocated in respect of the Seller
               Certificate.                                   $11,221,690,492.25

     2.   Investor Losses: Reimbursement of Charge-Offs

          (a)  The aggregate amount of Class A and
               Class B Investor Losses, as defined
               in the Agreement, during the
               related Due Periods.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

          (b)  The amount of Class A and Class B
               Investor Losses set forth in
               paragraph (a) above, per $1,000
               interest

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

          (c)  The total amount reimbursed to the
               Trust in the current year pursuant
               to the Agreement, if any, in
               respect of Class A and Class B
               Investor Losses

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

          (d)  The amount set forth in paragraph
               (c) above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

          (e)  The aggregate amount of
               unreimbursed Class A and Class B
               Investor Losses in the Trust as of
               the end of the year ended November
               30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

         (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

     3.   Investor Servicing Fee

          (a)  The amount of Class A and Class B
               Monthly Servicing Fee payable by
               Trust to the Servicer for the year
               ended November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                          $14,520,833.35             $894,740.04

     4.   Available Credit Enhancement Amount

          (a)  The Amount available to be drawn
               from both the shared and Class B
               portion of the Credit Enhancement
               in accordance with the Pooling and
               Servicing Agreement and its
               respective Series Supplement as of
               the Distribution Date prior to
               November 30, 2001.

                                        Shared Amount        Class B Amount
                                        -------------        --------------
                                                   $0.00          $26,842,110.00

          (b)  The amount set forth in paragraph
               (a) above as a percentage of the
               Series Investor Interest amount and
               the Class B Investor Interest.

                                        Shared Amount        Class B Amount
                                        -------------        --------------
                                                   0.00%                  60.00%

     5.   The Pool Factor

          The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

          (a) Class A and Class B Certificates.

                                        Class A                 Class B
                                        -------                 -------
                                              0.41666667              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1995-1
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of April 19, 1995, for Series 1995-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

     1.   Class A Certificates

          (a)  The amount of distribution to Class
               A Certificateholders on the related
               Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $30,348,916.67     $30,348,916.67           $0.00

          (b)  The amount of the distribution set
               forth in paragraph (a) above, per
               $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $50.58152778       $50.58152778     $0.00000000

     2.   Class B Certificates

          (a)  The amount of distribution to Class
               B Certificateholders on the related
               Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $1,651,743.97      $1,651,743.97           $0.00

          (b)  The amount of the distribution set
               forth in paragraph (a) above, per
               $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $52.30513854       $52.30513854     $0.00000000

Series 1995-1

B.   Information Regarding the Performance of the Trust

     1.   Collections of Receivables

          (a)  The aggregate amount of Finance
               Charge Collections processed during
               the related Due Periods.                        $6,335,800,238.79

          (b)  The aggregate amount of Principal
               Collections processed during the
               related Due Periods.                           $63,312,090,307.37

          (c)  The aggregate amount of Finance
               Charge Collections processed during
               the related Due Periods which was
               allocated in respect of the Class A
               Certificates.                                     $109,358,067.95

          (d)  The aggregate amount of Principal
               Collections processed during the
               related Due Periods which was
               allocated in respect of the Class A
               Certificates.                                   $1,090,688,303.23

          (e)  The aggregate amount of Finance
               Charge Collections processed during
               the related Due Periods which was
               allocated in respect of the Class B
               Certificates.                                       $5,756,171.11

          (f)  The aggregate amount of Principal
               Collections processed during the
               related Due Periods which was
               allocated in respect of the Class B
               Certificates.                                      $57,409,282.34

          (g)  The aggregate amount of Finance
               Charge Collections processed during
               the related Due Periods which was
               allocated in respect of the Seller
               Certificate.                                    $1,119,349,213.09

          (h)  The aggregate amount of Principal
               Collections processed during the
               related Due Periods which was
               allocated in respect of the Seller
               Certificate.                                   $11,221,690,492.25

     2. Investor Losses: Reimbursement of Charge-Offs

          (a)  The aggregate amount of Class A and
               Class B Investor Losses, as defined
               in the Agreement, during the
               related Due Periods.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

          (b)  The amount of Class A and Class B
               Investor Losses set forth in
               paragraph (a) above, per $1,000
               interest

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

          (c)  The total amount reimbursed to the
               Trust in the current year pursuant
               to the Agreement, if any, in
               respect of Class A and Class B
               Investor Losses

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

          (d)  The amount set forth in paragraph
               (c) above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

          (e)  The aggregate amount of
               unreimbursed Class A and Class B
               Investor Losses in the Trust as of
               the end of the year ended November
               30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

          (f)  The amount set forth in paragraph
               (e) above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

     3.   Investor Servicing Fee

          (a)  The amount of Class A and Class B
               Monthly Servicing Fee payable by
               Trust to the Servicer for the year
               ended November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                          $12,000,000.00             $631,580.04

     4.   Available Credit Enhancement Amount

          (a)  The Amount available to be drawn
               from both the shared and Class B
               portion of the Credit Enhancement
               in accordance with the Pooling and
               Servicing Agreement and its
               respective Series Supplement as of
               the Distribution Date prior to
               November 30, 2001.

                                        Shared Amount        Class B Amount
                                        -------------        --------------
                                                   $0.00          $37,894,740.00

          (b)  The amount set forth in paragraph
               (a) above as a percentage of the
               Series Investor Interest amount and
               the Class B Investor Interest.

                                        Shared Amount        Class B Amount
                                        -------------        --------------
                                                   0.00%                 120.00%

     5.   The Pool Factor

          The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

          (a)  Class A and Class B Certificates.

                                        Class A                 Class B
                                        -------                 -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1995-3
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of September 28, 1995, for Series 1995-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

     1.   Class A Certificates

          (a)  The amount of distribution to Class
               A Certificateholders on the related
               Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $24,935,902.77     $24,935,902.77           $0.00

          (b)  The amount of the distribution set
               forth in paragraph (a) above, per
               $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $49.87180554       $49.87180554     $0.00000000

     2.   Class B Certificates

          (a)  The amount of distribution to Class
               B Certificateholders on the related
               Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $1,344,444.25      $1,344,444.25           $0.00

          (b)  The amount of the distribution set
               forth in paragraph (a) above, per
               $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $51.08847279       $51.08847279     $0.00000000

Series 1995-3

B.   Information Regarding the Performance of the Trust

     1.   Collections of Receivables

          (a)  The aggregate amount of Finance
               Charge Collections processed during
               the related Due Periods.                        $6,335,800,238.79

          (b)  The aggregate amount of Principal
               Collections processed during the
               related Due Periods.                           $63,312,090,307.37

          (c)  The aggregate amount of Finance
               Charge Collections processed during
               the related Due Periods which was
               allocated in respect of the Class A
               Certificates.                                      $91,132,100.93

          (d)  The aggregate amount of Principal
               Collections processed during the
               related Due Periods which was
               allocated in respect of the Class A
               Certificates.                                     $908,910,967.99

          (e)  The aggregate amount of Finance
               Charge Collections processed during
               the related Due Periods which was
               allocated in respect of the Class B
               Certificates.                                       $4,796,655.00

          (f)  The aggregate amount of Principal
               Collections processed during the
               related Due Periods which was
               allocated in respect of the Class B
               Certificates.                                      $47,839,655.03

          (g)  The aggregate amount of Finance
               Charge Collections processed during
               the related Due Periods which was
               allocated in respect of the Seller
               Certificate.                                    $1,119,349,213.09

          (h)  The aggregate amount of Principal
               Collections processed during the
               related Due Periods which was
               allocated in respect of the Seller
               Certificate.                                   $11,221,690,492.25

     2.   Investor Losses: Reimbursement of Charge-Offs

          (a)  The aggregate amount of Class A and
               Class B Investor Losses, as defined
               in the Agreement, during the
               related Due Periods.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

          (b)  The amount of Class A and Class B
               Investor Losses set forth in
               paragraph (a) above, per $1,000
               interest

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

          (c)  The total amount reimbursed to the
               Trust in the current year pursuant
               to the Agreement, if any, in
               respect of Class A and Class B
               Investor Losses

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

          (d)  The amount set forth in paragraph
               (c) above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

          (e)  The aggregate amount of
               unreimbursed Class A and Class B
               Investor Losses in the Trust as of
               the end of the year ended November
               30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

          (f)  The amount set forth in paragraph
               (e) above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

     3.   Investor Servicing Fee

          (a)  The amount of Class A and Class B
               Monthly Servicing Fee payable by
               Trust to the Servicer for the year
               ended November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                           $9,999,999.96             $526,320.00

     4.   Available Credit Enhancement Amount

          (a)  The Amount available to be drawn
               from both the shared and Class B
               portion of the Credit Enhancement
               in accordance with the Pooling and
               Servicing Agreement and its
               respective Series Supplement as of
               the Distribution Date prior to
               November 30, 2001.

                                        Shared Amount        Class B Amount
                                        -------------        --------------
                                                   $0.00          $31,578,960.00

          (b)  The amount set forth in paragraph
               (a) above as a percentage of the
               Series Investor Interest amount and
               the Class B Investor Interest.

                                        Shared Amount        Class B Amount
                                        -------------        --------------
                                                   0.00%                 120.00%



     5.   The Pool Factor

          The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

          (a)  Class A and Class B Certificates.

                                        Class A                 Class B
                                        -------                 -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1996-2
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of January 29, 1996, for Series 1996-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $44,975,875.00     $44,975,875.00           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $49.97319444       $49.97319444     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $2,434,417.91      $2,434,417.91           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $51.39263886       $51.39263886     $0.00000000

Series 1996-2

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $164,037,635.76

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $1,636,038,400.35

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $8,634,303.42

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $86,114,234.10

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of
      Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.
                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c)above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                        Class A                Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                          $18,000,000.00             $947,379.96

4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                     Shared Amount           Class B Amount
                                     -------------           --------------
                                                   $0.00          $56,842,140.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                     Shared Amount           Class B Amount
                                     -------------           --------------
                                                   0.00%                 120.00%

5. The Pool Factor

   The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

   (a) Class A and Class B Certificates.

                                        Class A                 Class B
                                        -------                 -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1996-3
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of February 21, 1996, for Series 1996-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.
                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $36,300,000.00     $36,300,000.00           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $60.50000000       $60.50000000     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.
                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $1,973,687.52      $1,973,687.52           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $62.50000063       $62.50000063     $0.00000000

Series 1996-3

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $109,358,067.95

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $1,090,688,303.23

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $5,756,171.11

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $57,409,282.34

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c)above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                          $12,000,000.00             $631,580.04

4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                     Shared Amount           Class B Amount
                                     -------------           --------------
                                                   $0.00          $18,947,370.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                     Shared Amount           Class B Amount
                                     -------------           --------------
                                                   0.00%                  60.00%
5. The Pool Factor

         The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                        Class A                 Class B
                                        -------                 -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1996-4
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of April 30, 1996, for Series 1996-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                         Total          Interest       Principal
                          ------------------------------------------------------
                                 $51,544,722.23   $51,544,722.23           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total          Interest       Principal
                          ------------------------------------------------------
                                  $51.54472223      $51.54472223     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B Certificateholders on the related Distribution Dates.

                                         Total          Interest       Principal
                          ------------------------------------------------------
                                 $2,806,287.08     $2,806,287.08           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total          Interest       Principal
                          ------------------------------------------------------
                                  $53.31902797      $53.31902797     $0.00000000

Series  1996-4

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $182,264,743.54

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $1,817,827,967.44

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $9,592,785.95

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $95,673,791.36

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                          $20,000,000.04           $1,052,640.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount         Class B Amount
                                      -------------         --------------
                                                   $0.00          $63,157,920.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount         Class B Amount
                                      -------------         --------------
                                                   0.00%                 120.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                      Shared Amount         Class B Amount
                                      -------------         --------------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1997-1
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of August 26, 1997, for Series 1997-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related Distribution
          Dates.

                                         Total          Interest       Principal
                          ------------------------------------------------------
                                $36,491,354.17    $36,491,354.17           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total          Interest       Principal
                          ------------------------------------------------------
                                  $48.65513889      $48.65513889     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related Distribution
          Dates.

                                         Total          Interest       Principal
                          ------------------------------------------------------
                                 $1,992,653.01     $1,992,653.01           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.


                                         Total          Interest       Principal
                          ------------------------------------------------------
                                  $50.48013908      $50.48013908     $0.00000000

Series  1997-1

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods.            $6,335,800,238.79

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.           $63,312,090,307.37

      (c) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.      $136,697,602.80

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class A Certificates.    $1,363,361,428.35

      (e) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.        $7,194,433.99

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Class B Certificates.       $71,753,755.54

      (g) The aggregate amount of Finance Charge Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.      $1,119,349,213.09

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods which was
          allocated in respect of the Seller Certificate.     $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                          $15,000,000.00             $789,480.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series
          Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00          $59,210,550.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                 150.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1997-2
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of October 15, 1997, for Series 1997-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                         Total        Interest         Principal
                          ------------------------------------------------------
                               $321,918,286.12  $19,457,609.82   $302,460,676.30

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total        Interest         Principal
                          ------------------------------------------------------
                                 $643.83657224    $38.91521964     $604.92135260

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates. Total Interest
          Principal

                                         Total        Interest         Principal
                          ------------------------------------------------------
                                 $1,363,121.29   $1,363,121.29             $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total        Interest         Principal
                          ------------------------------------------------------
                                  $51.79819463    $51.79819463       $0.00000000

Series  1997-2

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                    $52,274,830.88

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $517,582,773.67

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $4,796,655.00

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $47,839,655.03

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25


   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                           $5,729,567.08             $526,320.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00           $6,369,799.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                  24.21%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                              Class A           Class B
                                              -------           -------

                                              0.20215997              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1997-3
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of October 23, 1997, for Series 1997-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A Certificateholders on the related Distribution Dates.

                                         Total        Interest        Principal
                          ------------------------------------------------------
                                $31,889,451.38  $31,889,451.38             $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total        Interest        Principal
                          ------------------------------------------------------
                                  $49.06069443    $49.06069443       $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B Certificateholders on the related Distribution Dates. Total Interest Principal

                                         Total        Interest        Principal
                          ------------------------------------------------------
                                 $1,740,850.50   $1,740,850.50             $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total        Interest        Principal
                          ------------------------------------------------------
                                  $50.88569466    $50.88569466       $0.00000000

Series  1997-3

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $118,472,146.16

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $1,181,588,676.89

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $6,234,917.94

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $62,184,128.25

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c)above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000


   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                          $12,999,999.96             $684,219.96

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount             Class B Amount
                                      -------------             --------------
                                                   $0.00          $51,315,825.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount             Class B Amount
                                      -------------             --------------
                                                   0.00%                 150.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                 Class B
                                         -------                 -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1998-3
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of March 25, 1998, for Series 1998-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                         Total        Interest         Principal
                         -------------------------------------------------------
                                $36,757,500.00  $36,757,500.00             $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total        Interest         Principal
                         -------------------------------------------------------
                                  $49.01000000    $49.01000000       $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                         Total        Interest         Principal
                         -------------------------------------------------------
                                 $2,000,657.46   $2,000,657.46             $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total        Interest         Principal
                         -------------------------------------------------------
                                  $50.68291686    $50.68291686       $0.00000000

Series  1998-3

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $136,697,602.80

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $1,363,361,428.35

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $7,194,433.99

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $71,753,755.54

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                              Class A           Class B
                                              -------           -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                              Class A           Class B
                                              -------           -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                              Class A           Class B
                                              -------           -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c)above, per $1,000 interest.

                                              Class A           Class B
                                              -------           -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                              Class A           Class B
                                              -------           -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                              Class A           Class B
                                              -------           -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                              Class A           Class B
                                              -------           -------
                                          $15,000,000.00             $789,480.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                           Shared Amount      Class B Amount
                                           -------------      --------------
                                                   $0.00          $59,210,550.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                           Shared Amount      Class B Amount
                                           -------------      --------------
                                                   0.00%                 150.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                              Class A           Class B
                                              -------           -------
                                             1.00000000               1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1998-6
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of July 30, 1998, for Series 1998-6, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A Certificateholders on the related Distribution Dates.

                                         Total        Interest         Principal
                         -------------------------------------------------------
                                $29,250,000.00  $29,250,000.00             $0.00


      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total        Interest         Principal
                         -------------------------------------------------------
                                  $58.50000000    $58.50000000       $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                         Total        Interest         Principal
                         -------------------------------------------------------
                                 $1,592,118.00   $1,592,118.00             $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total        Interest         Principal
                         -------------------------------------------------------
                                  $60.50000000    $60.50000000       $0.00000000

Series 1998-6


B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                    $91,132,100.93

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $908,910,967.99

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $4,796,655.00

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $47,839,655.03

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c)above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                           $9,999,999.96             $526,320.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00          $21,052,640.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                  80.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1998-7
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001


Pursuant to the Series Supplement dated as of November 12, 1998, for Series 1998-7, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A Certificateholders on the related Distribution Dates.

                                         Total        Interest         Principal
                                         -----        --------         ---------
                                $56,000,000.04  $56,000,000.04             $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total        Interest         Principal
                                         -----        --------         ---------
                                  $56.00000004    $56.00000004       $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                         Total        Interest         Principal
                                         -----        --------         ---------
                                 $3,105,288.00   $3,105,288.00             $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total        Interest         Principal
                                         -----        --------         ---------
                                  $59.00000000    $59.00000000       $0.00000000

Series  1998-7

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $182,264,743.54

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $1,817,827,967.44

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $9,592,785.95

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $95,673,791.36

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                             $0.00                         $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c)above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------

                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                          $20,000,000.04           $1,052,640.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount             Class B Amount
                                      -------------             --------------
                                                   $0.00          $42,105,280.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount             Class B Amount
                                      -------------             --------------
                                                   0.00%                  80.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.


                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1999-1
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of February 9, 1999, for Series 1999-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $26,499,999.96     $26,499,999.96           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $52.99999992       $52.99999992     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $1,460,538.00      $1,460,538.00           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $55.50000000       $55.50000000     $0.00000000

Series 1999-1

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                    $91,132,100.93

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $908,910,967.99

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $4,796,655.00

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $47,839,655.03

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                           $9,999,999.96             $526,320.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00          $21,052,640.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                  80.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1999-2
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of March 10, 1999, for Series 1999-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $29,499,999.96     $29,499,999.96           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $58.99999992       $58.99999992     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $1,605,276.00      $1,605,276.00           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $61.00000000       $61.00000000     $0.00000000

Series 1999-2

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                    $91,132,100.93

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $908,910,967.99

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $4,796,655.00

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $47,839,655.03

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                           $9,999,999.96             $526,320.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00          $21,052,640.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                  80.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1999-3
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of April 6, 1999, for Series 1999-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $24,428,958.34     $24,428,958.34           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $48.85791668       $48.85791668     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $1,339,107.95      $1,339,107.95           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $50.88569501       $50.88569501     $0.00000000

Series 1999-3

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                    $91,132,100.93

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $908,910,967.99

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $4,796,655.00

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $47,839,655.03

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                           $9,999,999.96             $526,320.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00          $39,473,700.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                 150.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1999-4
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of April 27, 1999, for Series 1999-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $48,024,999.96     $48,024,999.96           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $56.49999995       $56.49999995     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $2,617,114.56      $2,617,114.56           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $58.50000134       $58.50000134     $0.00000000

Series 1999-4

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $154,924,665.96

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $1,545,150,460.20

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $8,154,007.66

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $81,324,355.54

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                          $17,000,000.04             $894,740.04

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00          $35,789,480.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                  80.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1999-5
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of June 15, 1999, for Series 1999-5, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $24,783,819.44     $24,783,819.44           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $49.56763888       $49.56763888     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $1,365,789.45      $1,365,789.45           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $51.89958390       $51.89958390     $0.00000000

Series 1999-5

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                    $91,132,100.93

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $908,910,967.99

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $4,796,655.00

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $47,839,655.03

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                           $9,999,999.96             $526,320.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00          $39,473,700.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                 150.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1999-6
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of December 14, 1999, for Series 1999-6, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $51,375,000.00     $51,375,000.00           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $68.50000000       $68.50000000     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $2,802,654.00      $2,802,654.00           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $71.00000000       $71.00000000     $0.00000000

Series 1999-6

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $136,697,602.80

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $1,363,361,428.35

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $7,194,433.99

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $71,753,755.54

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                          $15,000,000.00             $789,480.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00          $31,578,960.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                  80.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2000-1
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of January 27, 2000, for Series 2000-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $24,733,125.01     $24,733,125.01           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $49.46625002       $49.46625002     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $1,355,116.85      $1,355,116.85           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $51.49402835       $51.49402835     $0.00000000

Series 2000-1

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                    $91,132,100.93

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $908,910,967.99

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $4,796,655.00

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $47,839,655.03

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                           $9,999,999.96             $526,320.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00          $39,473,700.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                 150.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2000-2
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of March 14, 2000, for Series 2000-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.
                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $37,175,729.17     $37,175,729.17           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $49.56763889       $49.56763889     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $2,032,675.26      $2,032,675.26           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $51.49402797       $51.49402797     $0.00000000

Series 2000-2

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $136,697,602.80

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $1,363,361,428.35

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $7,194,433.99

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $71,753,755.54

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c)above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee
      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                          $15,000,000.00             $789,480.00

   4. Available Credit Enhancement Amount
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                         Shared Amount          Class B Amount
                                         -------------          --------------
                                                   $0.00          $59,210,550.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                              0.00%                 150.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2000-3
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of April 4, 2000, for Series 2000-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.
                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $24,479,652.77     $24,479,652.77           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $48.95930554       $48.95930554     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.
                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $1,336,439.80      $1,336,439.80           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $50.78430613       $50.78430613     $0.00000000

Series 2000-3

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                    $91,132,100.93

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $908,910,967.99

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $4,796,655.00

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $47,839,655.03

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                        Class A                 Class B
                                        -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                        Class A                 Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c)above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee
      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                           $9,999,999.96             $526,320.00

   4. Available Credit Enhancement Amount
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                        Shared Amount           Class B Amount
                                        -------------           --------------
                                                   $0.00          $39,473,700.00

      (b) The amount set forth in paragraph (a)
          above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.
                                        Shared Amount           Class B Amount
                                        -------------           --------------
                                                   0.00%                 150.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                        Class A                 Class B
                                        -------                 -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2000-4
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of May 10, 2000, for Series 2000-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $32,416,673.61     $32,416,673.61           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $49.87180555       $49.87180555     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $1,789,411.11      $1,789,411.11           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $52.30513899       $52.30513899     $0.00000000

Series 2000-4

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $118,472,146.16

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $1,181,588,676.89

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $6,234,917.94

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $62,184,128.25

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.
                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c)above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee
      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                          $12,999,999.96             $684,219.96

   4. Available Credit Enhancement Amount
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                        Shared Amount           Class B Amount
                                        -------------           --------------
                                                   $0.00          $51,315,825.00

      (b) The amount set forth in paragraph (a)
          above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.
                                        Shared Amount           Class B Amount
                                        -------------           --------------
                                                   0.00%                 150.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                        Class A                 Class B
                                        -------                 -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2000-5
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of June 6, 2000, for Series 2000-5, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $59,481,166.67     $59,481,166.67           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $49.56763889       $49.56763889     $0.00000000

     2.   Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.
                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $3,277,873.88      $3,277,873.88           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $51.89958327       $51.89958327     $0.00000000

Series 2000-5

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $218,718,290.45

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $2,181,399,658.94

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $11,510,774.93

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                   $114,803,287.86

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c)above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee
      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                          $24,000,000.00           $1,263,159.96

   4. Available Credit Enhancement Amount
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                        Shared Amount           Class B Amount
                                        -------------           --------------
                                                   $0.00          $94,736,850.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                        Shared Amount           Class B Amount
                                        -------------           --------------
                                                   0.00%                 150.00%
   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                        Class A                 Class B
                                        -------                 -------
                                              1.00000000             1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2000-6
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of June 19, 2000, for Series 2000-6, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates. Total Interest
          Principal
                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $38,108,008.95     $38,108,008.95           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $54.44001279       $54.44001279     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.
                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $2,091,413.85      $2,091,413.85           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $56.76556876       $56.76556876     $0.00000000

Series 2000-6

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $127,584,614.22

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $1,272,472,589.46

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $6,715,197.32

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $66,974,001.51

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c)above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                          $14,000,000.04             $736,860.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from
          both the shared and Class B portion of
          the Credit Enhancement in accordance
          with the Pooling and Servicing Agreement
          and its respective Series Supplement as
          of the Distribution Date prior to
          November 30, 2001.
                                        Shared Amount           Class B Amount
                                        -------------           --------------
                                                   $0.00          $55,263,225.00

      (b) The amount set forth in paragraph (a)
          above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.
                                        Shared Amount           Class B Amount
                                        -------------           --------------
                                                   0.00%                 150.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                        Class A                 Class B
                                        -------                 -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2000-7
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of June 20, 2000, for Series 2000-7, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------

                               $49,355,072.92     $49,355,072.92           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $58.06479167       $58.06479167     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $2,707,101.11      $2,707,101.11           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $60.51145830       $60.51145830     $0.00000000

Series 2000-7

B.  Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $154,924,665.96

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $1,545,150,460.20

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $8,154,007.66

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $81,324,355.54

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c)above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee
      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.
                                        Class A                 Class B
                                        -------                 -------
                                          $17,000,000.04             $894,740.04

   4. Available Credit Enhancement Amount
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November
         30, 2001.

                                        Shared Amount           Class B Amount
                                        -------------           --------------
                                                   $0.00          $67,105,275.00

      (b) The amount set forth in paragraph (a)
          above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.
                                        Shared Amount           Class B Amount
                                        -------------           --------------
                                                   0.00%                 150.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                        Class A                 Class B
                                        -------                 -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2000-8
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of October 24, 2000, for Series 2000-8, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $48,756,527.78     $48,756,527.78           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $48.75652778       $48.75652778     $0.00000000

     2.   Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.
                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $2,694,224.78      $2,694,224.78           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $51.18986130       $51.18986130     $0.00000000

Series 2000-8

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $182,264,743.54

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $1,817,827,967.44

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $9,592,785.95

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $95,673,791.36

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph
          (c)above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                        Class A                 Class B
                                        -------                 -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee
      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                        Class A                 Class B
                                        -------                 -------
                                          $20,000,000.04           $1,052,640.00

   4. Available Credit Enhancement Amount
      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                        Shared Amount           Class B Amount
                                        -------------           --------------
                                                   $0.00          $78,947,400.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                        Shared Amount           Class B Amount
                                        -------------           --------------
                                                   0.00%                 150.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                        Class A                 Class B
                                        -------                 -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2000-9
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of December 19, 2000, for Series 2000-9, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $18,168,055.54     $18,168,055.54           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $36.33611108       $36.33611108     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $1,192,915.26      $1,192,915.26           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $45.33041724       $45.33041724     $0.00000000

Series 2000-9

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                    $83,348,760.03

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $833,965,999.26

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $4,386,924.10

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $43,894,399.43

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                           $9,166,666.63             $482,460.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00          $28,947,380.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                 110.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2000-A
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of May 22, 2000, for Series 2000-A, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                              $189,851,739.64    $189,851,739.64           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $49.52834333       $49.52834333     $0.00000000

   2. Class A Discount Certificates

      (a) The amount of distribution for benefit of Class A Discount Certificateholders on the related Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                              $189,851,739.64    $189,851,739.64           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $49.52834333       $49.52834333     $0.00000000

   3. Class A Extended Certificates

      (a) The amount of distribution to Class A
          Extended Certificateholders on the
          related Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                        $0.00              $0.00           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                  $0.00000000        $0.00000000     $0.00000000

   4. Class A Maturity Certificates

      (a) The amount of distribution to Class A
          Maturity Certificateholders on the
          related Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                        $0.00              $0.00           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                  $0.00000000        $0.00000000     $0.00000000

Series 2000-A

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $705,706,134.69

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $7,046,448,737.59

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                             $0.00

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                             $0.00

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                          $77,500,000.04                   $0.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                         $320,000,000.00                   $0.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   8.00%                   0.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              0.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2001-1
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of January 4, 2001, for Series 2001-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $49,107,833.33     $49,107,833.33           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $40.92319444       $40.92319444     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $2,766,995.83      $2,766,995.83           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $43.81069429       $43.81069429     $0.00000000

Series 2001-1

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $181,284,056.86

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $1,829,978,473.87

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $9,540,280.02

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $96,304,855.71

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                          $20,000,000.00           $1,052,633.30

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00          $94,736,850.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                 150.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2001-2
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of January 16, 2001, for Series 2001-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $41,369,013.89     $41,369,013.89           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $37.60819445       $37.60819445     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $2,323,511.29      $2,323,511.29           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $40.13319440       $40.13319440     $0.00000000

Series 2001-2

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $166,175,872.25

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                 $1,677,468,182.83

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $8,747,046.44

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $88,297,716.22

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                          $18,333,333.30             $964,916.70

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00          $86,842,125.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                 150.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2001-3
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of March 15, 2001, for Series 2001-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $21,036,770.84     $21,036,770.84           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $28.04902779       $28.04902779     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $1,179,740.81      $1,179,740.81           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $29.88652809       $29.88652809     $0.00000000

Series 2001-3

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                    $90,407,191.40

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $917,227,914.35

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $4,758,200.21

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $48,274,245.58

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                          $10,000,000.00             $526,320.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00          $59,210,550.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                 150.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2001-4
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of April 17, 2001, for Series 2001-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $11,414,340.27     $11,414,340.27           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $22.82868054       $22.82868054     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                  $644,151.72        $644,151.72           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $24.47756954       $24.47756954     $0.00000000

Series 2001-4

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                    $52,473,085.57

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $534,918,129.25

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $2,762,265.95

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $28,159,084.63

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                           $5,833,333.31             $307,020.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00          $39,473,700.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                 150.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2001-5
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of May 24, 2001, for Series 2001-5, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                               $25,175,000.02     $25,175,000.02           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $25.17500002       $25.17500002     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                $1,412,511.30      $1,412,511.30           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $26.83750000       $26.83750000     $0.00000000

Series 2001-5

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                    $90,562,998.00

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $923,334,557.76

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $4,766,164.09

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $48,593,227.55

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                          $10,000,000.02             $526,320.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00          $42,105,280.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                  80.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2001-6
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2001

Pursuant to the Series Supplement dated as of July 24, 2001, for Series 2001-6, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2001. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2001

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                        $0.00              $0.00           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                  $0.00000000        $0.00000000     $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                  $313,374.21        $313,374.21           $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                        Total           Interest       Principal
                         -------------------------------------------------------
                                 $11.90812472       $11.90812472     $0.00000000

Series 2001-6

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                         $6,335,800,238.79

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                        $63,312,090,307.37

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                    $30,404,909.19

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.                   $311,654,419.83

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                     $1,600,460.94

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.                    $16,404,988.00

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                   $1,119,349,213.09

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                  $11,221,690,492.25

   2. Investor Losses: Reimbursement of Charge-Offs

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                                   $0.00                   $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------
                                              0.00000000              0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by Trust
          to the Servicer for the year ended
          November 30, 2001.

                                         Class A                Class B
                                         -------                -------
                                           $3,333,333.32             $175,440.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2001.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   $0.00          $28,947,380.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest amount and the Class B
          Investor Interest.

                                      Shared Amount          Class B Amount
                                      -------------          --------------
                                                   0.00%                 110.00%

   5. The Pool Factor

      The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2001, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

      (a) Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                              1.00000000              1.00000000